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                              ARTHUR ANDERSEN LLP


                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 15, 1995 included in Dairy Mart Convenience Stores, Inc.'s Form 10-K for the year ended January 28, 1995 and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 28, 1995